SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant:                                 [X]

Filed by a Party other than the Registrant:          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Materials Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              Matrix Bancorp, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                              MATRIX BANCORP, INC.
                           700 17th Street, Suite 2100
                             Denver, Colorado 80202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 18, 2005

TO THE SHAREHOLDERS OF MATRIX BANCORP, INC.:

     NOTICE IS HEREBY GIVEN that the 2005 Annual  Meeting of  Shareholders  (the
"Annual Meeting") of Matrix Bancorp, Inc., a Colorado corporation (the "Company"), will be held at the Company's executive offices at 700 17th Street, Suite 2100, Denver, Colorado 80202 on the 18th day of May, 2005 at 10:00 a.m. (local time) for the following purposes:

     1. To elect two (2) directors to hold office until the 2008 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

     2. To ratify the appointment of the independent registered public accounting firm, as appointed and retained by the Audit Committee of the Board of Directors, for the Company for the 2005 fiscal year;

     3. To consider a shareholder proposal that may be presented at the meeting; and

     4. To transact any and all other business as may properly be brought before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on April 1, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for under the heading "Solicitation and Revocability of Proxies" on the initial page of the enclosed proxy statement.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      T. Allen McConnell, Secretary
Denver, Colorado
April 18, 2005

                              MATRIX BANCORP, INC.
                           700 17th Street, Suite 2100
                             Denver, Colorado 80202

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 18, 2005
                   __________________________________________


                    SOLICITATION AND REVOCABILITY OF PROXIES

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS on behalf of Matrix Bancorp, Inc., a Colorado corporation (the "Company"), to be voted at the 2005 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on May 18, 2005, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournment(s) or postponement(s) thereof. WHEN PROXIES IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN PURSUANT TO PROPOSAL 1, IN FAVOR OF PROPOSAL 2, AGAINST PROPOSAL 3 AND THE PERSONS NAMED IN THE PROXY WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 4.

     The executive offices of the Company are located at, and the mailing address of the Company is, 700 17th Street, Suite 2100, Denver, Colorado 80202.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying form of proxy are being mailed on or about April 18, 2005. The Company's Annual Report to Shareholders for 2004 is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to T. Allen McConnell, Secretary, Matrix Bancorp, Inc., 700 17th Street, Suite 2100, Denver, Colorado 80202; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies by telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of voting Common Stock, par value $0.0001 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling and mailing the Annual Report, the Notice, this Proxy Statement and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, will be borne by the Company.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 1, 2005 (the "Record Date"). On the Record Date, there were 6,620,850 shares of Common Stock issued and outstanding.

     Each holder of Common Stock shall be entitled to one vote for each share of Common Stock on all matters to be acted upon at the meeting. Neither the Company's Amended and Restated Articles of Incorporation, as amended, nor its Bylaws, as amended, allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Annual Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors pursuant to Proposal 1. The affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required to approve the other matters to be acted on at the Annual Meeting.

     An automated system administered by the Company's transfer agent tabulates the votes. Abstentions will be included in vote totals and, as such, will have no effect on Proposal 1 other than reducing the number of votes a candidate receives. However, abstentions will have the same effect as a vote against the matter with regard to Proposals 2 and 3. Broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter), if any, will not be included in vote totals and, as such, will have no effect on any proposal.

            PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Company's directors and advisory directors; (iii) each person named in the Summary Compensation Table in the section below entitled "Compensation of Executive Officers"; and (iv) all directors, advisory directors and executive officers of the Company as a group. Unless otherwise indicated, the information in the table is given as of the Record Date and the address of each person listed in the following table is 700 17th Street, Suite 2100, Denver, Colorado 80202.


                                                          Number of Shares
                                                         Beneficially Owned             Percent Of
               Name of Beneficial Owner                          (1)                     Class (2)
-----------------------------------------------------    --------------------           ------------
Richard V. Schmitz...................................               1,151,375                 17.39%

D. Mark Spencer......................................               1,147,876                 17.34%

David W. Kloos.......................................                 227,443  (3)             3.40%

T. Allen McConnell...................................                  63,710  (4)                 *

Robert T. Slezak.....................................                  14,300  (5)                 *

Lester Ravitz........................................                  12,500  (6)                 *

David A. Frank.......................................                  23,000  (7)                 *

James H. Bullock.....................................                   7,500  (8)                 *

Peter G. Weinstock...................................                  10,500  (9)                 *

Financial Stocks, Inc.                                                502,688  (10)            7.59%
Financial Stocks, L.P.
     John M. Stein
     Steven N. Stein
     507 Carew Tower
     441 Vine Street
     Cincinnati, OH 45202-2809

Bank of America Corporation..........................                 681,488  (11)           10.29%
Columbia Management Advisors, Inc.
Fleet National Bank
    100 North Tryon Street, Floor 25
    Bank of America Corporate Center
    Charlotte, NC 28255

Guy A. Gibson                                                       1,149,875                 17.37%
    1440 Blake Street, Suite 200
    Denver, CO 80202

All directors, advisory directors and
   executive officers as a group (9 persons).........               2,658,204  (12)           39.04%

___________
*        Indicates ownership of less than 1% of the Company's Common Stock.

(1)  Beneficial  ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment  power with respect to securities.  Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.
(2)  Percentages  are based on  6,620,850  shares of Common  Stock  issued and  outstanding  on the Record  Date,  except for percentages of those parties that are based on presently exercisable options as indicated in the following footnotes. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares  underlying  those options  presently held or  purchasable  within the next 60 days are  outstanding  for the purpose of computing  percentage  ownership of that individual but not for the purpose of computing percentage ownership of any other person or group shown in the table.
(3)  Includes 149,443 shares of Common Stock and 78,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.
(4)  Includes  11,210 shares of Common Stock and 52,500 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days.
(5)  Includes  1,800 shares of Common Stock and 12,500 shares of Common Stock  issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

                                        3

(6)  Consists of 12,500 shares of Common Stock  issuable upon the exercise of options  currently  exercisable  or exercisable within 60 days.
(7)  Includes  5,000 shares of Common Stock and 18,000 shares of Common Stock  issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days.
(8)  Consists of 7,500  shares of Common  Stock  issuable  upon the exercise of options  that are  currently  exercisable  or exercisable within the next 60 days.
(9)  Includes  2,500 shares of Common Stock and 8,000 shares of Common Stock  issuable  upon the exercise of options that are currently exercisable or exercisable within the next 60 days.
(10) Based on Schedule 13D filed with the Securities and Exchange Commission on November 9, 2004. This Schedule 13D discloses that Financial  Stocks,  L.P. has shared voting and  dispositive  power with respect to 415,073 of the 415,073 shares it beneficially  owns. The form discloses that Financial Stocks,  Inc. has shared voting and dispositive power with respect to 415,073 of the 415,073 shares it  beneficially  owns. The form also discloses  that, in addition to shared voting and dispositive  power on the 415,073 shares mentioned  above,  John M. Stein and Steven N. Stein may be deemed to share the power to vote and dispose of an additional 87,615 shares that are directly owned by Financial Stocks Master Funds, Ltd., through their control of Elbrook Holdings, LLC, which is the investment manager of Financial Stocks Master Funds, Ltd.
(11) Based on Schedule 13G filed with the  Securities  and Exchange  Commission on February 11, 2005. The form discloses that
     Bank of America  Corporation  has shared  power to vote or direct the vote of 657,088  shares of the  681,488  shares it beneficially  owns and shared power to dispose or direct the  disposition of the 681,488 shares of the 681,488 shares it beneficially  owns.  The form  discloses  that Fleet  National Bank has sole power to vote or direct the vote of 166,288 shares of the 496,700 shares it beneficially  owns, sole power to dispose or direct the disposition of 184,788 shares of the 496,700 shares it beneficially owns, shared power to vote or direct the vote of 490,800 shares of the 496,700 shares it beneficially owns and shared power to dispose or direct the disposition of the total of 496,700 shares of the 496,700 shares it beneficially  owns. The form discloses that Columbia  Management Group, Inc has shared power to vote or direct the vote of  490,800  shares of the  496,700  shares it  beneficially  owns and  shared  power to  dispose or direct the disposition  of the total of 496,700 shares of the 496,700 shares it  beneficially  owns.  (12) Includes an aggregate of
     189,000  shares of Common Stock  issuable upon the exercise of options that are  currently  exercisable  or  exercisable within the next 60 days.


                              ELECTION OF DIRECTORS
                                  (Proposal 1)

GENERAL

     Matrix Bancorp, Inc. ("Matrix Bancorp") is a unitary thrift holding company that operates principally through the following operating subsidiaries: Matrix Bancorp Trading, Inc., formerly known as Matrix Capital Markets, Inc. ("Matrix Bancorp Trading"), Matrix Financial Services Corporation ("Matrix Financial"), Matrix Capital Bank ("Matrix Bank"), MTXC Realty Corp., formerly known as Matrix Asset Management Corporation ("MTXC Realty"), Sterling Trust Company ("Sterling"), First Matrix Investment Services Corp. ("First Matrix") and ABS School Services, L.L.C. ("ABS").

     The Bylaws, as amended, of the Company provide that the number of directors that shall constitute the whole board shall be as fixed from time to time by the Board of Directors. By resolution of the Board of Directors, the number of directors comprising the Board of Directors has been set at six.

     The Board of Directors is divided into three classes. Directors for each class are elected at the annual meeting held in the year in which the term for such class expires and serve thereafter for three years or until their successors are elected and qualified. All advisory directors serve at the pleasure of the Board of Directors. Subject to any applicable employment agreement provisions, all officers are appointed by, and serve at the discretion of, the Board of Directors of the Company.

NOMINEES AND CONTINUING DIRECTORS

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in the proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the 2008 Annual Meeting of Shareholders or until their respective successors shall have been duly elected and shall have qualified. While it is not expected that any of the nominees will be unable to accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for substitute nominees selected by the Board of Directors of the Company.

     Information regarding each nominee, each of the continuing directors of the Company and each advisory director of the Company is set forth in the table and text below:


                                                               Present Office(s) Held at                Director's
                 Name                        Age                 Matrix Bancorp, Inc.                  Term Expires
----------------------------------------    -------    ------------------------------------------    -----------------
NOMINEES:

Richard V. Schmitz..........................  42       Chairman of the Board and Co-Chief                  2005
                                                       Executive Officer

James H. Bullock (1)(2)(3)..................  68       Director                                            2005

CONTINUING DIRECTORS:

Lester Ravitz (1)(2)(3).....................  67       Director                                            2006

Robert T. Slezak (1)(2)(3)..................  47       Director                                            2006

D. Mark Spencer ............................  45       President and Co-Chief Executive Officer            2007

David A. Frank (1)(2)(3)....................  57       Director                                            2007

ADVISORY DIRECTOR:

Peter G. Weinstock .........................  44       Advisory Director                                    --
___________

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Nominating/Governance Committee.

     RICHARD V. SCHMITZ, age 42, has served as Chairman of the Board of Matrix Bancorp since February 1996. In June 2002, he was elected Co-Chief Executive Officer of Matrix Bancorp. He has been a director of Matrix Bancorp since June 1993.

     D. MARK SPENCER, age 45, has served as Chairman of the Board of Matrix Capital Bank since October 1993. In November 2004, he was elected President and Chief Executive Officer of Matrix Financial. In July 2003, he was elected President and Chief Executive Officer of Matrix Capital Bank. In June 2002, he was elected President and Co-Chief Executive Officer of Matrix Bancorp. Mr. Spencer previously served as Vice Chairman of the Company from June 1993 through May 2002. He has been a director of Matrix Bancorp since June 1993.

     DAVID A. FRANK, age 57, was elected director of Matrix Bancorp in September 1996. Mr. Frank is a private investor and a consultant for financial services companies. He has served on the Audit Committee and Compensation Committee of Matrix Bancorp since October 1996, as well as serving on the Nominating/Governance Committee since its formation in December 2002. He was President, Chief Executive Officer and founder of America's Mortgage Source, an originator of residential mortgage loans, from 1995 to 1998.

     ROBERT T. SLEZAK, age 47, has served as a director of Matrix Bancorp since June 2001. Mr. Slezak has served on the Audit Committee and the Compensation Committee of Matrix Bancorp since June 2001, as well as serving on the Nominating/Governance Committee since its formation December 2002. He currently is an independent management consultant. He held the position of Chief Financial Officer for Ameritrade Holding Corporation, a provider of securities brokerage services, from October 1989 to November 1999. Mr. Slezak serves as a member of the board of directors of the following two public companies: Interland, Inc. (Nasdaq: INLD) and Pegasus Communications Corp. (Nasdaq: PGTV).

     LESTER RAVITZ, age 67, has served as a director of Matrix Bancorp since June 2001. Mr. Ravitz has served on the Audit Committee and the Compensation Committee of Matrix Bancorp since June 2001, as well as serving on the Nominating/Governance Committee since its formation in December 2002. He currently is an independent consultant and previously served, from 1997 to 2000, as Chief Operations Officer for First Clearing Corporation and as Chief
Operating Officer from 1994 to 1997 for First Union Brokerage Services. First Clearing Corporation provides brokerage clearing services and is a subsidiary of Wachovia Corporation, formerly known as First Union Corporation (NYSE: WB).

     JAMES H. BULLOCK, age 68, has served as a director of Matrix Bancorp since June 2003. Dr. Bullock has served on the Audit Committee, Compensation Committee and the Nominating/Governance Committee since June 2003. Dr. Bullock has served as a director of Matrix Bank for more than five years and chairs the Audit Committee. Dr. Bullock, Professor and Department Head Emeritus, New Mexico State University, taught graduate and undergraduate financial and managerial accounting courses for three different universities over a span of 27 years. He was Professor and Academic Department Head, Accounting and Business Computer Systems, New Mexico State University from 1980 until his retirement from academia in 1996. He is a member of the American Institute of Certified Public Accountants, the Institute of Management Accountants, and the American Accounting Association.

     PETER G. WEINSTOCK, age 44, has served as an advisory director to Matrix Bancorp since September 1996. In his capacity as advisory director, Mr. Weinstock is invited to attend meetings of the Board of Directors and to participate in its discussions. However, Mr. Weinstock is not entitled to vote in matters submitted for approval. Mr. Weinstock is an attorney and a member of the law firm of Jenkens & Gilchrist, a Professional Corporation, in Dallas, Texas, where he has been employed for more than five years. Jenkens & Gilchrist from time to time serves as outside counsel to the Company.

     The Board of Directors does not contemplate that any of the nominees for director will refuse or be unable to accept election as a director of the Company or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

EXECUTIVE OFFICERS

     The following sets forth the name, age, current position with the Company and the principal occupation during the last five years of each executive officer of the Company. Information with respect to Messrs. Schmitz and Spencer is set forth above under the caption "-Nominees and Continuing Directors."

     DAVID W. KLOOS, age 43, has served as Chief Financial Officer of Matrix Bancorp since its formation in June 1993. He was a director of Matrix Bancorp from June 1993 until February 2003.

     T. ALLEN MCCONNELL, age 38, has served as Senior Vice President, Secretary and General Counsel of Matrix Bancorp since October 1997.

BOARD STRUCTURE AND COMMITTEE COMPOSITION

     General. The Board of Directors consists of a majority of independent directors as such term is defined in the Nasdaq Stock Market Marketplace rules. The Board of Directors has determined that Mr. Slezak, Mr. Ravitz, Mr. Frank and Dr. Bullock are independent. The Board of Directors held six regular meetings and six special meetings and took action by unanimous written consent twice during 2004. During 2004, each director attended at least 75% of the meetings of the Board of Directors and committees on which he served. The Board of Directors does not have a formal policy with regard to director attendance at the Company's annual meeting. At the 2004 annual meeting, one of the directors was present.

     The  Board of  Directors  currently  has  three  standing  committees:  the
Compensation Committee, the Nominating/Governance Committee and the Audit Committee. The Compensation Committee, the Audit Committee and the Nominating/Governance Committee are each comprised of Mr. Frank, Mr. Ravitz, Mr. Slezak and Dr. Bullock, each of whom is considered independent as such term is defined in the Nasdaq Stock Market Marketplace rules.

     Compensation Committee. The Compensation Committee is responsible for recommending to the Board of Directors the Company's executive compensation policies for senior officers and administering the Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee held six regular meetings and took action by unanimous written consent once during 2004. The Compensation Committee has adopted a written charter, which is available on the Company's website at www.matrixbancorp.com.

     Nominating/Governance Committee and Shareholder Nomination of Directors. The Nominating/Governance Committee is responsible for identifying individuals qualified to become board members and recommending to the Board of Directors the director nominees for the next annual meeting of shareholders. The Nominating/Governance Committee also identifies best practices and is responsible for recommending to the Board of Directors corporate governance guidelines and reviewing the charters adopted by the committees of the board. A copy of the Nominating/Governance Committee charter may be found on the Company's website at www.matrixbancorp.com. The Nominating/Governance Committee held five regular meetings in 2004.

     To be considered for membership on the Board of Directors, a candidate must
meet   the   following   criteria,    which   have   been   developed   by   the
Nominating/Governance Committee and approved by the Board of Directors:

     o Directors should possess personal and professional ethics, integrity and values;
     o Each director must be committed to promoting long-term shareholder value;
     o Each director should have significant and relevant expertise in at least one of the Company's established business lines, or other significant and relevant business expertise that the board believes will allow the candidate to effectively promote long-term shareholder value;
     o Each director should have the ability to exercise sound business judgment;
     o Each director should be able to read and understand basic financial statements (balance sheet, income statement and statement of cash flows); and

     o Directors should be willing to devote sufficient time to carrying out his or her duties and responsibilities to the Company effectively

     Additionally, in the fulfillment of their responsibilities to identify and recommend to the Board of Directors individuals qualified to become board members, the members of the Nominating/Governance Committee will take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of the business and the industries in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the members of the Nominating/Governance Committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company.

     The Nominating/Governance Committee will consider shareholder recommendations for candidates to serve on the Board of Directors. In order to provide the Nominating/Governance Committee time to evaluate candidates prior to submission to the shareholders for vote at a meeting, shareholders desiring to nominate persons for director should follow those instructions set forth in the Company's Amended and Restated Articles of Incorporation, as amended. This includes, with respect to an election to be held at an annual meeting of shareholders, delivering or mailing written notice of a shareholder's intention to make a nomination to the Secretary of the Company at its principal executive office not later than February 17, 2006. If directors are to be elected at a special meeting of shareholders, written notice of intention shall be delivered or mailed to the Secretary of the Company at its principal executive office not later than the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. In either case, the notice shall contain: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected.

     Audit Committee. The Audit Committee is responsible for recommending independent registered public accounting firms, reviewing the audit plan, the adequacy of internal controls, the audit report and management letter and performing such other duties as the Board of Directors may from time to time prescribe. The Board of Directors has reviewed the education, experience and other qualifications of each of the members of the Audit Committee. The Board of Directors has determined that the Company has at least one audit committee financial expert within the meaning of Securities and Exchange Commission regulations. Mr. Slezak, whom the Board of Directors has determined is independent under applicable Securities and Exchange Commission regulations, has been determined to be an audit committee financial expert. A copy of the Audit Committee charter may be found on the Company's website at www.matrixbancorp.com. The Audit Committee held six meetings during 2004.

     Director Compensation. The Company pays each nonemployee director of the Company a $3,750 quarterly retainer, a fee of $1,000 for each meeting of the Board of Directors of the Company that he attends and a fee of $250 for attendance at special meetings of the Board of Directors (whether attended in person or by telephone). The Company also reimburses each director for ordinary and necessary travel expenses related to such director's attendance at Board of Directors' and committee meetings. Nonemployee directors are also eligible for stock option grants under the Stock Option Plan and for participation in the Company's medical and dental benefits plan.

     The Company pays each advisory director of the Company a $3,750 quarterly retainer, a fee of $1,000 for each meeting of the Board of Directors of the Company that he attends and a fee of $250 for attendance at special meetings of the Board of Directors (whether attended in person or by telephone). The Company also reimburses each advisory director for ordinary and necessary travel expenses related to such advisory director's attendance at Board of Directors' meetings. Advisory directors are no longer eligible for stock option grants under the Stock Option Plan. Peter Weinstock, an advisory director, has assigned his outstanding options to Jenkens & Gilchrist, a Professional Corporation, the law firm with whom Mr. Weinstock is employed.

     Shareholder Communication with the Board of Directors. The Board of Directors has adopted a process by which shareholders may communicate with members of the Board of Directors by mail addressed to an individual member of the board, to the full board, or to a particular committee of the board, at the following address: c/o Corporate Secretary, Matrix Bancorp, Inc., 700 17th Street, Suite 2100, Denver, Colorado 80202. Any such communication may also be sent via e-mail in care of the Corporate Secretary at his e-mail address: amcconnell@matrixbancorp.com. This information is also available on the Company's website at www.matrixbancorp.com.

CODE OF ETHICS

     The Company has adopted a Code of Ethics and Business Conduct that applies to all directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics and Business Conduct may be found on the Company's website at www.matrixbancorp.com.

     The Company intends to post amendments to or waivers from its Code of Ethics and Business Conduct that apply to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on its website at www.matrixbancorp.com.

AUDIT COMMITTEE REPORT

To the Board of Directors of Matrix Bancorp, Inc.:

     The Audit Committee currently consists of four directors, all of whom are considered independent under the Nasdaq Stock Market Marketplace rules. We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2004. We have discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with the Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have also reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independent Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the independent registered public accounting firm their independence.

     The Company paid KPMG LLP, the Company's independent registered public accounting firm for fiscal years 2004 and 2003, the following amounts for fiscal years 2004 and 2003:

                                                                                  2004                  2003
                                                                          ------------------    ------------------
Audit Fees                                                                $          550,000    $          525,999
Audit Related Fees(1)                                                                 12,000                11,000
                                                                          ------------------    ------------------
Total Audit and Related Fees                                                         562,000               536,999
Tax Fees(2)                                                                          114,265                86,225
All Other Fees                                                                             0                     0
                                                                          ------------------    ------------------
Total Fees                                                                $          676,265    $          623,224
                                                                          ------------------    ------------------
___________
(1)  Audit related fees  consisted  principally  of fees for audits of financial statements of the employee benefit plan.
(2)  Tax fees consisted of fees for tax compliance and tax consulting  services.


     The Audit Committee has pre-approved audit related and non-audit services not prohibited by law to be performed by the Company's independent registered public accounting firm and associated fees up to a maximum for any one non-audit service based on agreed upon hourly rates. The term of the pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve a service not included in the general pre-approval and any proposed services exceeding pre-approved cost levels or budgeted amounts, provided that the Chair shall report any decisions to pre-approve such audit related or non-audit services and fees to the full Audit Committee at its next regular meeting.

     Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

     Effective March 12, 2004, the Board of Directors approved an Amended and Restated Audit Committee Charter pursuant to the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market Marketplace Rules. The Amended and Restated Audit Committee Charter replaced the previous Audit Committee Charter that had been in place since May 2000. The Amended and Restated Audit Committee Charter is available on the Company's website at www.matrixbancorp.com.

     The foregoing report is furnished by the Audit Committee and will not be incorporated into any other filing with the SEC that might incorporate this proxy statement unless the Company specifically incorporates this report.

                                                     AUDIT COMMITTEE

                                                     Robert T. Slezak--Chairman
                                                     David A. Frank
                                                     Lester Ravitz
                                                     James H. Bullock

COMPENSATION OF EXECUTIVE OFFICERS

     The Summary Compensation Table below provides certain summary information concerning compensation paid or accrued during 2004, 2003 and 2002 by the Company to or on behalf of the Company's Co-Chief Executive Officers and the other persons who met the criteria set forth in Item 402(a)(3) of Regulation S-K (the "Named Executive Officers"):


                                                               Annual                        Long-Term
                                                           Compensation(1)                  Compensation
                                             --------------------------------------------   ------------

                                                                           Other Annual      Options/        All Other
      Name and Principal Positions            Year    Salary      Bonus    Compensation        SARs        Compensation
------------------------------------------   ------  ---------   --------- --------------   ------------   --------------

Richard V. Schmitz                            2004   $500,000    $180,000  $        --               --    $    24,000   (2)(3)
   Chairman of the Board  and Co-Chief        2003    300,000      75,000           --               --         20,300   (2)(3)
   Executive   Officer   (effective  June     2002    337,500          --           --               --         28,790   (2)(3)(5)
   2002)

D. Mark Spencer                               2004   $500,000    $180,000  $        --               --    $    18,500   (2)(3)
   President   and   Co-Chief   Executive     2003    300,000      75,000           --               --         19,000   (2)(3)
   Officer
    (effective June 2002)                     2002    337,500          --           --               --         41,853   (2)(3)(5)

David W. Kloos                                2004   $325,000    $130,000  $        --           25,000 (4)$    24,000   (2)(3)
   Senior   Vice   President   and  Chief     2003    245,000      50,000           --            5,000 (4)     25,100   (2)(3)
   Financial Officer                          2002    267,500          --           --           15,000 (4)     19,125   (2)(3)

T. Allen McConnell                            2004   $225,000    $130,000  $        --            5,000 (4)$     6,500   (3)
   Senior Vice President, Secretary and       2003    225,000      10,000           --            2,500 (4)      6,000   (3)
   General Counsel                            2002    225,000         --            --           10,000 (4)      5,100   (3)

Guy A. Gibson                                 2004   $     --    $     --  $   250,000   (6)         --    $     7,125   (2)
   Former  President and Chief  Executive     2003         --          --      500,000   (6)         --         21,000   (2)
   Officer
   (through May 2002)                         2002    149,872          --      250,000   (6)         --         28,150   (2)(3)(5)
___________

(1)  Annual  compensation does not include the cost to the Company of benefits certain executive officers receive in addition to salary and cash bonuses.  The  aggregate  amounts of such personal  benefits,  however,  did not exceed the lesser of either $50,000 or 10% of the total annual compensation of such executive officer. The bonus amount reflected for each of the Named Executive Officers for each fiscal year was actually paid in the succeeding fiscal year.
(2)  Of this amount, the following  represents  directors fees paid by Matrix Bank for such person's service on that entity's board of directors:  Mr. Gibson  received $6,200 for 2002, Mr. Schmitz  received  $6,200 for 2002,  $11,800 for 2003 and
     $12,000 for 2004.  Mr.  Spencer  received  $12,000 for 2002,  $19,100 for 2003 and $12,000 for 2004.  Mr. Kloos received
     $12,000 for 2002,  $13,100 for 2003 and $12,000 for 2004.  In  addition,  the Company paid Mr.  Gibson  $11,250 in 2002,
     $21,000 in 2003 and $7,125 for 2004 in director's  fees, and Sterling  Trust paid Mr. Kloos $5,500 for 2002,  $6,000 for
     2003 and $5,500 for 2004, and Mr. Schmitz $5,500 for 2004 for director's fees.
(3)  Of this amount,  $5,100,  $6,000 and $6,500  represents the Company's  contribution to each person's account  maintained under the 401(k) savings plan during 2002, 2003 and 2004, respectively.
(4)  Fifteen  thousand options were granted in 2002 to Mr. Kloos,  and 10,000 to Mr.  McConnell,  all at an exercise price of
     $10.898.  These options become  exercisable  ratably over five years,  with the first 20%  exercisable as of February 8,
     2003. Five thousand options were granted in 2003 to Mr. Kloos and 2,500 to Mr.  McConnell,  both at an exercise price of
     $9.200. These options become exercisable ratably over five years, with the first 20% exercisable as of February 7, 2004.
     Twenty-five thousand options were granted in 2004 to Mr. Kloos and 5,000 to Mr. McConnell,  both at an exercise price of
     $9.690. These options become exercisable ratably over five years, with the first 20% exercisable as of February 6, 2005.
(5)  Represents premium paid by the Company for life insurance policies owned by and payable to the family of each identified executive officer.  Annual premiums paid in 2002 were $5,600 for Mr. Gibson, $17,490 for Mr. Schmitz and $24,753 for Mr.
     Spencer.
(6)  In June of 2002, the Company  accepted the resignation of Guy A. Gibson as the President and Chief Executive  Officer of
     the Company.  Mr. Gibson provided  ongoing  consulting  services to the Company through June 2004.  Under the terms of a
     Consulting  Agreement entered into with Mr. Gibson,  the Company paid Mr. Gibson $250,000 in 2002,  $500,000 in 2003 and
     $250,000 in 2004 for his consulting services.

GRANTS OF OPTIONS

     The following table sets forth details regarding stock options granted to the Named Executive Officers during 2004. In addition, shown are the "option spreads" that would exist for the respective options granted based upon assumed rates of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term.

                                        Percent of
                          Number of        Total
                          Securities      Options                                    Potential Realizable Value
                          Underlying    Granted to                                   at Assumed Annual Rates of
                           Options     Employees in   Exercise or    Expiration     Stock Price Appreciation for
         Name              Granted      Fiscal Year    Base Price       Date              Option Term (2)
         ----              -------      -----------    ----------       ----       -------------------------------
                                                                                        5%               10%
                                                                                   --------------    -------------
Richard V. Schmitz            --            --             --            --             --                --
D. Mark Spencer               --            --             --            --             --                --
David W. Kloos (1)           25,000         38.46%      $ 9.690        2/6/14         $394,600         $628,334
T. Allen McConnell (1)        5,000          7.69%      $ 9.690        2/6/14         $ 78,920         $125,667
Guy A. Gibson                 --            --             --            --             --                --
___________

(1)  Options were granted  under the Stock  Option  Plan.  The exercise  price of each option is the fair market value of the
     Common Stock on the date of grant.  Options vest in one-fifth  increments over a five-year term. The options have a term of 10 years,  unless they are  exercised  or expire  upon  certain  circumstances  set forth in the Stock  Option  Plan, including retirement, termination in the event of a change in control, death or disability.

(2)  These amounts represent certain assumed rates of appreciation  only. Actual gains, if any, on stock option exercises are dependent upon the future  performance of the Company's  Common Stock,  overall  market  conditions and the  executive's continued employment with the Company. The amounts represented in this table may not be achieved.

EXERCISES OF OPTIONS

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal year 2004 and unexercised options held as of December 31, 2004.

                                     Aggregated Option Exercises in Last Fiscal Year and
                                                Fiscal Year-End Option Values
                                                                                                  Value of
                                                                           Number of             Unexercised
                                      Number of                           Unexercised           in-the-money
                                       Shares                               Options                options
                                      Acquired                            at FY-end:             at FY-end:
                                         on                              Exercisable/           Exercisable/
               Name                   Exercise     Value Realized       Unexercisable         Unexercisable(1)
               ----                   --------     --------------       -------------         ----------------
Richard V. Schmitz.............                --               --           --/--                   --/--

D. Mark Spencer................                --               --           --/--                   --/--

David W. Kloos.................                --               --       64,000/46,000        $187,615/$141,453

T. Allen McConnell.............                --               --       44,500/20,500         $68,616/$59,530

Guy A. Gibson..................                --               --           --/--                  --/--

___________

(1)  Values are stated based upon the closing price of $12.51 per share of the Common Stock on the NASDAQ  National Market on
     December 31, 2004, the last trading day of the Company's fiscal year.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     There are no currently effective employment agreements with any Named Executive Officer.

     On October 28, 2003 the Company entered into change in control agreements with David W. Kloos, Chief Financial Officer, and T. Allen McConnell, Senior Vice President and General Counsel. These change in control agreements provide for the executive in question to be paid a percentage of his average annual compensation over the past two years in the event of a "change in control" of the Company. The specific percentage is 200% for Mr. Kloos and 200% for Mr.

McConnell. A "change in control" will generally be deemed to occur under these agreements in the event that the Company enters into a transaction that would cause a distribution date under the Company's Rights Plan of November 4, 2002, regardless of whether any provision of the rights plan is subsequently waived or amended to prevent the distribution date from occurring. The specified change in control payment will be paid to Mr. Kloos or Mr. McConnell, as the case may be, even in the event that the executive in question is no longer employed by Matrix Bancorp at the time of the change in control, unless his termination is due to voluntary resignation or termination for "cause" as defined in the agreement.

     As described above, in connection with his resignation as President and Chief Executive Officer of the Company, Mr. Gibson entered into a consulting agreement with the Company. This consulting agreement calls for the Company to pay Mr. Gibson an aggregate of $1,000,000, $250,000 of which was paid in 2002, $500,000 of which was paid in 2003 and $250,000 of which was paid in 2004. As part of the consulting agreement, Mr. Gibson agreed to provide the Company with certain consulting services through June 2004 and further agreed not to engage in certain solicitation or competitive activities with respect to the Company, its subsidiaries and/or its employees also through June 2004.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has established a Compensation Committee to, among other things, review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers and consider senior management succession issues and any related matters for the Company. The Compensation Committee is charged with reviewing in detail with the Board of Directors all aspects of the compensation for executive offices of the company.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing shareholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years, these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and overall industry market conditions.

     The Compensation Committee has adopted an annual incentive plan for its executive officers (the "Incentive Plan"). The Compensation Committee approved the final terms of the Incentive Plan during February 2001. The Incentive Plan was effective for the salaries and potential cash bonuses of the executive officers covered by the Incentive Plan for the year ending December 31, 2002 and for the calendar years thereafter.

     The Incentive Plan allows the Compensation Committee to categorize the executive officers covered by the Incentive Plan into one of three distinct categories on an annual basis. Those categories generally include holding company principal officers in one category and presidents of the significant subsidiaries of the Company into one of two other categories, depending on the strategic goals set by the subsidiary in question.

     The Incentive Plan provides for salary and cash bonus components. The Compensation Committee generally sets the salary component for each executive officer covered by the Incentive Plan at the beginning of each fiscal year and bases its decision upon a number of subjective factors. The Compensation Committee also sets the category of executive officer performance criteria and possible cash bonuses covered by the Incentive Plan at the beginning of each fiscal year. The category of executive officer is generally based upon the position held by the executive officer. The levels of possible bonus are generally based upon a specific percentage of the executive's salary in comparison to the targeted performance criteria set for the year. In general, the performance criteria for determination of cash bonuses may include, depending on the executive in question, the return on equity, net income or actual versus budgeted pretax net income for the Company or a subsidiary of the Company. The Compensation Committee has determined that, in addition to the components of the Incentive Plan for the executive officers covered by the Incentive Plan, grants of stock options from time to time to certain executive officers should also be considered and made on a discretionary basis outside of the confines of the Incentive Plan.

     In April 2004, the Compensation Committee determined that it would return to a formula based bonus determination system without regard to individual goals by basing bonus decisions on the Company's consolidated net income per share, including net income from both continuing and discontinuing operations. The Compensation Committee established a range of potential consolidated net income per share numbers and a corresponding percentage of base salary that would be paid as a bonus if the particular consolidated net income per share price was met. The Compensation Committee reserved the right to exclude earnings from a range of one-time, non-operating events, including any sale of Matrix Asset Management Corporation ("MAM") or Matrix Settlement & Clearance Services, LLC ("MSCS") and also to grant additional cash bonuses at its discretion.

     The Compensation Committee met in February 2005 and reviewed a compensation analysis prepared internally relating to each of the executive officers. Based in part on the internally prepared analysis but also independently considering the Company's financial performance, the Compensation Committee determined that based on its calculation of the Company's consolidated net income per share, executive officers were entitled to approximately 36% to 57% of their base salaries as a bonus in accordance with the formula established in 2004.

     In light of the salary increases made in 2004 for all executive officers other than Mr. McConnell, the Compensation Committee decided to leave salaries unchanged except for Mr. McConnell's salary, which was increased from $225,000 to $250,000. The Compensation Committee also awarded options to purchase 20,000 shares of the Company's common stock to Mr. Kloos, and options to purchase 15,000 shares of the Company's common stock to Mr. McConnell. Each option is exercisable at fair market value on the date of grant. Last, the Compensation Committee determined that considering Mr. McConnell's seven years of service to the Company, it would increase the amount payable to him upon a change of control to 200% of his average salary over the last two years from 150%.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to any of the Chief Executive Officer and the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company does not have a policy that requires or encourages the Compensation Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Compensation Committee will consider the net cost to the Company in making all compensation decisions.

                                                     COMPENSATION COMMITTEE
                                                     Lester Ravitz - Chairman
                                                     David A. Frank
                                                     Robert T. Slezak
                                                     James H. Bullock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no reportable Compensation Committee interlocks or insider participation matters.

COMMON STOCK PERFORMANCE GRAPH

     The following performance graph compares the cumulative return of the Common Stock with that of the Broad Market (the NASDAQ Market Index) and a published industry index (SIC Code 6035-Savings Institutions, Federally-Chartered). Each index assumes $100 invested on January 1, 1999 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.


                                       COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                            AMONG MATRIX BANCORP, INC.,
                                       NASDAQ MARKET INDEX AND SIC CODE INDEX

                                                   1999     2000      2001     2002      2003      2004
                                                -------- --------- --------- --------- --------- ---------
Matrix Bancorp, Inc..........................   $   100  $  59.38  $  87.50  $  78.88  $  77.08  $ 104.25
SIC Code Index...............................       100    154.96    168.65    202.72    295.12    336.19
NASDAQ Market Index..........................       100     62.85     50.10     34.95     52.55     56.97

                                       ASSUMES $100 INVESTED ON JAN. 1, 1999
                                            ASSUMES DIVIDEND REINVESTED
                                         FISCAL YEAR ENDING DEC. 31, 2004

[GRAPHIC OMITTED]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Peter G. Weinstock, the Company's advisory director, is a member of the law firm of Jenkens & Gilchrist, a Professional Corporation, in Dallas, Texas. Jenkens & Gilchrist from time to time serves as outside counsel to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Shareholders"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders of the Company are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

     Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under
Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met, except Messrs. McConnell and Kloos filed late reports with respect to an option granted in February 2004 and Messrs. Bullock, Frank, Ravitz and Slezak filed late reports with respect to an option granted in May 2004.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.


                        PROPOSAL TO RATIFY APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (Proposal 2)

     On March 24, 2005, the Audit Committee resolved to retain McGladrey & Pullen, LLP, certified public accountants, to serve as independent registered public accounting firm of the Company for the year ending December 31, 2005. Pursuant to the Amended and Restated Audit Committee Charter adopted by the Company in March 2004, the Audit Committee has the responsibility for the selection of the Company's independent registered public accounting firm. Although shareholder ratification is not required for the selection of McGladrey & Pullen, LLP, and although such ratification will not obligate the Company to continue the services of such firm, the Board of Directors is submitting the selection for ratification with a view towards soliciting the shareholders' opinion thereon, which may be taken into consideration in future deliberations. If the appointment is not ratified, the Audit Committee must then determine whether to appoint another registered public accounting firm before the end of the current fiscal year, and in such case, shareholders' opinions would be taken into consideration.

     Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     Effective March 24, 2005, the Audit Committee dismissed KPMG LLP, the Company's previous independent registered public accounting firm, and engaged McGladrey & Pullen, LLP to act as the new principal independent registered public accounting firm for the Company and its subsidiaries. The reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's audit report on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2004 contained a paragraph that stated that the Company changed its method of accounting for variable interest entities in 2003 and changed its method of accounting for goodwill and other intangible assets in 2002. In connection with the audits for the fiscal years ended December 31, 2003 and 2004 and through the date hereof there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its reports. During the last two fiscal years and through the date of dismissal,

KPMG LLP did not advise the Company of any information that would be required to be reported under Item 304(a)(1)(v) of Regulation S-K.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE 2005 FISCAL YEAR.


                              SHAREHOLDER PROPOSAL
                                  (Proposal 3)

     Gerald R. Armstrong, the holder of 200 shares of the Company's common stock, whose address is 820 Sixteenth Street, No. 705, Denver, Colorado, 80202-3227, has notified the Company that he intends to present the following resolution at the Annual Meeting. The Board of Directors and the Company accept no responsibility for the proposed resolution and supporting statement. As required by federal regulations, the resolution and supporting statement are printed below.

SHAREHOLDER RESOLUTION:

     That the shareholders of MATRIX BANCORP, INC. request its Board of Directors to take those steps necessary to eliminate the classification of terms of its Board of Directors to require that all Directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of previously elected Directors.

Shareholder Supporting Statement:

     The proponent believes the election of directors is the strongest way that shareholders influence the direction of any corporation. Currently, MATRIX BANCORP'S board is divided into three classes with each class serving staggered three-year terms. Because of this structure, shareholders may only vote for one-third of the Directors each year. This is not in the best interest of shareholders because it reduces accountability and is an unnecessary take-over defense.

     In recent annual meetings, Sprint, Equity Residential Properties Trust, IStar Financial, West Coast Bancorp, Bristol-Myers Squibb, Dow-Jones, Equity Office Properties Trust, and Pfizer have enacted it.

     PFIZER, INC. stated in its 2003 proxy statement: "The proposed amendment will allow shareholders to review and express their opinions on the performance of all Directors each year. Because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board's membership and our policies and long-term strategic planning should not be affected."

     WEST COAST BANCORP stated in its 2003 proxy statement: "Annual election will facilitate the election of directors who will, in the view of a majority of shareholders, manage the Company in the best interests of the Company and its shareholders."

     Our competitor and neighboring bank holding-company, COBIZ INC., the holding company owning Colorado Business Bank and First Capital Bank of Arizona, enacted this as an amendment in its 2002 annual meeting although the proponent's proposal for one year terms was defeated in a previous meeting. That proxy statement said:

     "Based on the Company's experience since it became a public company, the Board no longer believes that a classified Board is necessary to achieve stability and continuity. The composition of the Board has remained quite stable and the Company does not anticipate any difficulty in maintaining the quality of the directors. Nor does the Board believe that the staggered three-year terms are important as an anti-takeover protection given the elaborate regulatory procedures that must be complied with in order to acquire control of a bank holding company...."

     It should be noted that CoBiz Inc. pays its shareholders quarterly dividends and is considered more successful than Matrix Bancorp.

     If  you  believe   greater   accountability   will  be  beneficial  to  all
shareholders, please vote FOR the proposal.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION:

     Since the Company  went  public in 1996,  its Board has been  divided  into three classes, with directors serving staggered three-year terms. Board classification means that the majority of the Board at any given time will have experience in the Company's business and affairs, promoting continuity and stability of the Company's business strategies and policies. The Board believes that the continuity and quality of leadership that results from a classified Board creates long-term shareholder value and is in the best interests of the Company and its shareholders.

     A classified Board also affords the Company and its shareholders an additional measure of protection against hostile and unsolicited takeover attempts that do not offer the greatest value to all shareholders. Absent a classified board, a potential acquirer could gain control of the Company by replacing a majority of the Board with its own slate of nominees at a single annual meeting by simple plurality of the votes cast, and without paying any premium to the Company's shareholders. Such an approach could be coupled with a proposal to have the new Board redeem the Company's shareholder rights plan, thus eliminating the rights plan as a means to ensure that all shareholders are treated fairly. The existence of a classified Board encourages a potential acquirer to negotiate with the Board, giving the Board additional time and bargaining power to negotiate a transaction that is in the best interests of the shareholders and other constituencies.

     Most importantly, in considering any takeover effort or other significant development concerning the Company, the Board understands that its duty is to protect the interests of all the Company's shareholders. The Board intends to discharge that duty to its utmost ability and would not utilize the various defensive tactics available to it to resist any action that the Board believes to be in the best interests of all of the Company's shareholders.

     Mr. Armstrong lists several companies that he indicates have taken steps to remove their staggered boards. Only two of the companies listed are even in the same industry as the Company, with the others consisting of some of the largest companies in the pharmaceuticals, real estate and telecommunications industries. Each such company made this decision in light of their own particular financial and market circumstances. The Board does not believe that the fact that other companies have taken steps to remove their staggered Boards is a persuasive reason for the Company to undertake the same initiative. In fact, according to the Investor Responsibility Research Center, approximately 60% of the companies in the S&P 500 had classified boards as of the end of 2003.(1)

_________________
(1) From Stephen Taub, "Proctor & Gamble Opposes Its Own Proposal." Compliance Week October 5, 2004 (the author did note that this decreased from 62% in 2002).

     The Board is committed to good governance practices and has implemented a variety of measures (discussed elsewhere in this proxy statement) to strengthen the Company's governance processes. The Board believes that implementation of this proposal will not enhance governance practices at the Company, but rather would limit the Board's ability to take actions consistent with the best interests of all shareholders in the event of an unsolicited takeover bid.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE SHAREHOLDER PROPOSAL.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     For shareholder proposals to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting, they must be received by the Company no later than December 16, 2005. Any shareholder proposal that is not submitted for inclusion in the Company's Proxy Statement but is instead sought to be presented at the 2006 Annual Meeting must be delivered to or mailed and received by the Secretary at the Company's principal executive office not less than 20 days and no more than 50 days prior to the meeting. In the event that less than 30 days notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure made. A shareholder's proposal must be written and for each matter the shareholder proposes to bring before the annual meeting, include the following information:
(i) a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the number of shares of common stock of the Company which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. The Company's proxies will vote the shares represented by the proxies held by them in accordance with their judgment on such matters if (i) the proposal is received outside of the timeframe outlined above or (ii) the Company receives timely notice of such proposal and advises its shareholders in its 2006 Proxy Statement about the nature of the matter and how management intends to vote.

                                             BY ORDER OF THE BOARD OF
                                             DIRECTORS

                                             /s/ T. Allen McConnell

                                             T. Allen McConnell, Secretary
April 18, 2005
Denver, Colorado

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------
PROXY - MATRIX BANCORP, INC.
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

700 17th Street, Suite 2100
Denver, Colorado 80202

The undersigned hereby appoints David W. Kloos, D. Mark Spencer, and T. Allen McConnell, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the common stock of Matrix Bancorp, Inc. (the "Company"), held of record by the undersigned on April 1, 2005, at the Annual Meeting of Shareholders of the Company to be held on May 18, 2005, and any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, IN FAVOR OF PROPOSAL 2, AGAINST PROPOSAL 3, AND THE PERSONS NAMED ON THE FRONT OF THIS PROXY WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 4.

(To Be Dated And Signed On Reverse Side)



Telephone and Internet Voting Instructions

You can vote by telephone OR Internet!  Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

       To vote using the Telephone (within U.S. and Canada)                            To vote using the Internet
-----------------------------------------------------------------------------   --------------------------
o  Call toll free 1-866-451-9874 in the United States or Canada any time        o  Go to the following web site:
   on a touch tone telephone. There is NO CHARGE to you for the call.              WWW.COMPUTERSHARE.COM/US/PROXY

o  Follow the simple instructions provided by the recorded message.             o  Enter the information requested on your computer
                                                                                   and follow the simple instructions.

                   C0123456789                                                                     [ 12345 ]
                   -----------
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telepphone or the Internet must be received by 5:30 p.m., Central Daylight Time, on May 17, 2005.
THANK YOU FOR VOTING.

-------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A.  ELECTION OF DIRECTORS

1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD OFFICE UNTIL THE 2008 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED. The Board of Directors recommends a vote FOR the listed nominees.

                                     For         Withhold
     01 - Richard V. Schmitz         [ ]            [ ]

     02 - James H. Bullock           [ ]            [ ]


B.   PROPOSALS

The Board of Directors recommends a vote FOR the following proposal.

2.   PROPOSAL  TO RATIFY  THE  APPOINTMENT           For    Against    Abstain
     OF MCGLADREY  & PULLEN,  LLP AS
     INDEPENDENT REGISTERED PUBLIC ACCOUNTING        [ ]      [ ]         [ ]
     FIRM FOR THE 2005 FISCAL YEAR.


The Board of Directors recommends a vote AGAINST the following proposal.

3.   SHAREHOLDER PROPOSAL TO ELIMINATE               For    Against    Abstain
     THE CLASSIFICATION OF TERMS OF
     THE BOARD OF DIRECTORS.                         [ ]      [ ]         [ ]


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.


C. AUTHORIZED SIGNATURES - Sign Here - This section must be completed for your instructions to be executed.

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                   Dated:  ___________________________, 2005



                                    --------------------------------------------
                                    Signature



                                    --------------------------------------------
                                    Signature, If Held Jointly